Disposal of Investment Property	12 Months Ended
Dec. 31, 2019
Disclosure of investment property [text block] [Abstract]
Disclosure of investment property [text block]

Note 13 - Disposal of Investment Property

On January 21, 2018, Bezeq signed an agreement for the sale of a real estate asset in the Sakia property and on May 5, 2019, the transaction was completed. The total consideration received by Bezeq for the asset (including linkage differences and interest under the provisions of the agreement) amounted to NIS 511 plus VAT.

On May 21, 2018, Bezeq received a demand from the Israel Lands Authority (“the ILA”) for payment of a permit fee in the amount of NIS 148 plus VAT, for the asset betterment plan approved prior to signing the agreement (“the Demand”). Bezeq filed an objection on the legal argument of the Demand. On January 20, 2019, the ILA dismissed all of Bezeq’s claims in the legal objection, however, the parties are currently negotiating within the mechanism to settle disputes set out in the settlement agreement (the agreement of 2003 between Bezeq and the ILA and the State regarding most of the real estate assets, including the real estate in the Sakia property, which was transferred to Bezeq under the asset transfer agreement signed before the initiation of Bezeq’s business operations). If this mechanism does not bring the dispute to an end, Bezeq will file a monetary claim petitioning the court to order the ILA to refund the permit fees paid by Bezeq and to order the ILA to pay the demand for the betterment tax. At the same time, Bezeq filed an assessment objection on the Demand.

On August 5, 2018, Bezeq received a demand for payment from the local planning and building committee in Or Yehuda, for betterment tax in the amount of NIS 143.5 for disposal of the property by way of a sale (“the Demand for Betterment Tax”). On September 17, 2018, Bezeq filed an appeal on the Demand for Betterment Tax and sent the ILA a demand for full payment of the betterment tax according to the ILA’s undertaking in the settlement agreement. On January 2019, the ILA dismissed Bezeq’s Demand for Betterment Tax. On completion of the transaction as aforesaid and the receipt of the full consideration, Bezeq paid half of the betterment tax in the amount of NIS 75 and provided a bank guarantee for the other half of the tax, without this derogating from or impairing the steps taken by or to be taken by Bezeq to cancel or reduce this tax. It should be noted that the amount for the permit fee to be determined at the end of the proceedings may also affect the amount of the betterment tax Bezeq will be required to pay to the Planning Committee. Bezeq believes that the amount of the permit fee and the betterment tax that it will be required to pay is expected to be low and possibly even lower than the total amount of the demands.

Bezeq recognized a capital gain of NIS 403 in its financial statements for 2019. Recognition of the capital gain is based on Bezeq’s estimates of the final amount to be paid to the authorities. It should be noted that if Bezeq’s estimates do not materialize, the amounts of the final capital gain will be between NIS 250 and NIS 450.